EXHIBIT (10) g. (i)


                                  LICENSE AGREEMENT

                              TENNEY ENGINEERING, INC.

                                         and

                                   LUNAIRE LIMITED


               This License Agreement  is made this  18th day of
December, 1992, by and between TENNEY ENGINEERING, INC., a NewJersey corporation, having its principal place of business at  1090 Springfield  Road,  Union,  New  Jersey  07083  (referred to as ``Licensor'') and LUNAIRE LIMITED, a Pennsylvania corporation, having its principal place of business at 2121 Reach Road,
Williamsport, Pennsylvania 17701 (referred to as    "Licensee'').


               Licensor has rights to certain manufacturing processes and procedures and trademarks relating to environmental chambers and equipment, and has the right to grant a license andto deliver technical assistance for the manufacture, use and sales of said environmental chambers and equipment. Licensee desires to acquire a license and to receive technical assistance from the Licensor to manufacture such products in the United States and to use and sell such products throughout the world with the exception of India (where Licensor already has in effectLicense agreement with others).

    In consideration of the mutual covenants containedherein and intending to be legally bound hereby, the parties agree as follows:

               1.   Definitions.  For  purposes  of  this
Agreement, the following words shall have the meanings set forthbelow:

                    1.1  ``Licensee''  as   used   herein
                   includes all subsidiaries and affiliates ofLunaire Limited.

                    1.2 ``Licensed
Products'' or ``Products'' means: manufactured   or  developed by Licensor;

                         (b) those items constituting modifications
of  the items referred to in subclause (a);

                         (c)  any  other  items  manufactured  or
sold  by Licensee bearing the ``Tenney'' name; and




                         (d) those  items  which  fall within  any
of  the categories  enumerated   on   Exhibit   `` A''  attached  hereto,
manufactured by Licensee, regardless of the nameplate.

                    1.3 ``Data''
means information, whether in documentary form or otherwise, which is possessed or available to the Licensor relating to the Products including, without limitation, engineering drawings, specifications, manufacturing process and procedures, quality assurance procedures, computer programs (excluding software licensed to Licensor by third parties) and other compilations of information, but excludingsuch data that may not be communicated without violating the legal rights of any third parties.

                    1.4 ``Subsidiary''
means any  company or other  limited
liability organization more than 50% of the voting share capital of which is owned or controlled by Licensor or Licensee, as the case may be.

                    1.5 ``Affiliate'' means any corporation directly or indirectly controlling, or under common control with Licensor or Licensee, as the case may be.

               2.   License Grant.

                    2.1 Subject to the provisions of paragraph 2.3 below, Licensor hereby grants to Licensee the license to use the data made available hereunder to manufacture the Products in the United States, and the license to sell and lease the Products throughout the world, with the exception of India.

                    2.2 The term ``Licensed Territory '' for purposes of this Agreement shall mean the continental United
States when referring to the license to manufacture, and shallmean the world, with the exception of India, when referring to the license to sell and lease the Products.

                    2.3 Nothing in this Agreement shall preclude
Licensor, its subsidiaries and affiliates from using the data directly in the manufacture and sale of the Products anywhere inthe world.
          Licensor shall not, however, grant to any other person or entity any rights or license to use the data or trademarks, or to manufacture or sell the Products within North America or Europe during the term of this Agreement. do not include the right to sublicense to others without the prior written consent of Licensor. However, Licensee (other than its subsidiaries and affiliates) shall have the right of sublicense to any subsidiary or affiliate of Licensee without Licensor's prior written consent.

               3. Modifications. The Licensee shall have the right without any restriction to make and sell any improvement, modification or changes (hereinafter `` enhancements'') to the Products, including all variety ofinventions and innovations developed by Licensee. The Licensee shall notify Licensor in writing of all functional and materialenhancements introduced by the Licensee during the term of thisAgreement.

               4. Term. Unless sooner terminated as provided herein, the term of this Agreement shall commence December 18,1992 and conclude December 31, 1998.

               5. Technical Assistance. Effective upon signing and during the term of this Agreement, the Licensor shall make available to Licensee all of its present data relating to the Products including all existing improvements, modificationsand changes thereto.

               6. Non-Disclosure. Licensee understands  that the
data made available by the Licensor hereunder is confidential innature. Licensee agrees not to disclose or make such data public which is not generally published or  lawfully available to third parties, without the prior written consent of Licensor, and
further agrees to  take  all  required  measures  to  prevent  any
acquisition, disposition  or  use  of  such  data  by  any  person,firm   or
corporation not expressly authorized to receive such
information under the Agreement. Nothing herein shall prevent the disclosure by the  Licensee  (1)  to its  suppliers  of
specifications  and technical information necessary  to permit the supplier
to  make parts  and  sub-assemblies  to  be   used  by Licensee in   the
manufacture or repair of the Products; (2) toits customers to the extent necessary for sales and fulfillment oforders; and (3) to its employees to enable them to manufactureand service the Products. Licensee will secure confidentiality
agreements with all suppliers and employees to whom confidential data is disclosed.

               7. Trademarks/Licensor's Name.

                    7.1  Licensor  grants  Licensee  a
nonexclusive, non-transferrable, license for the term of theAgreement to use the ``Tenney'' registered trademark in connectionwith the Products. Licensor represents that it has registered the trademark with the U.S. Patent and Trademark Office and owns all right, title and interest in and to the trademark. made name
``Tenney Environmental'' in the conduct of its business relativeto its manufacture and sale of Licensed Products throughout the Licensed Territory.

                    7.3 A list of all other trademarks owned by Licensor relating to each of the Products are set forth in Exhibit ``B'' attached hereto and incorporated herein. The Licensor hereby grants Licensee a nonexclusive, non-transferrable, license for the term of the Agreement to use such trademarks in connection with the Products throughout theLicensed Territory.

                7.4 Licensee shall have the right to utilize its own trademarks in connection with the Products and other products which incorporate the data as long as such use is consistent with the requirements set forth in this Agreement.

                    7.5 In  the event  Licensor  and its
subsidiaries and affiliates no longer manufactures the Licensed Products on December 1, 1998, Licensee shall have an option to acquire all right, title and interest of Licensor touse thorughout the Licensed Territory the ``Tenney'' trade name and registered trademark upon payment to Licensor of $100,000on or before December 31, 1998 subject, however, to the rightsalready granted by Licensor to the China National Machinery Import and Export Corporation, Liaoning Testing Equipment Fac
               8. License Fees.

                    8.1  In   consideration   for  the   licenses
 granted
          hereunder, Licensee agrees to pay to Licensor a license
fee equal
          to five  percent (5%)  of the  net  sales price  (as
hereinafter
          defined) of  all  Products  manufactured  and  sold  by
Licensee
          pursuant to this Agreement, five percent (5%) of the
rental  fees
          on all Products manufactured and  leased by Licensee
pursuant  to
          this Agreement, and  five percent  (5%) of  all
installation  and
          training fees charged with respect to the Products
(except  where
          performed by Licensor), said payments to continue until
Licensor
          has received  $1,900,000,  or  until  this  Agreement
terminates
          (subject to paragraph 8.4 hereof), whichever first
occurs. ``net sales
          price''                  shall  mean Licensee's invoice
price to its customers and
          any rent charged for leased Products to its customers, less:

                         (a) separately  stated  charges  (other
than  for
          installation and training) billed to the customer at Licensee's cost;

                         (b) product returns and allowances, to be
charged
          to Licensor when made or allowed; and

                         (c) sales, excise or  use taxes separately
stated
          and paid as shown on the invoice.

                    8.3 Sales shall be deemed to have been
consummated, for
          purposes of the license fee payments and reporting hereunder, at the time the customer is billed with respect to the shipment of the Products, or with respect to the rent due, as the case may
          be.




                    8.4 In the event the term  of any lease extends
beyond
          the termination date hereof, the amount billed for rent
accruing
          both before and after such date shall be subject to such
license
          fee, unless or  until Licensor  has received  $1,900,000.
In  the
          event the customer exercises any option to purchase any
Licensed
          Product, the amount payable by  such customer, whether
before  or
          after termination of  this Agreement,  shall also  be
subject  to
          such  license  fee,  unless   or  until  Licensor  has
received
          $1,900,000.

                    8.5 In  the event  any Products  are
incorporated  into
          products performing  additional functions  or are
included in  a
          package transaction with  other products, the  license
fee to  be
          paid by the  Licensee (a) in  the case  of Products
incorporated
          into  products   performing   additional  functions,
shall   be
          determined by an  equitable apportionment  of the  price
of  such
          products  between   the   features  represented   by
Licensee's
          technology,  and  the  features   represented  by  the
Products
          incorporated  therein,   and  (b)   in   the  case   of
 package
          transactions, shall be determined by an equitable apportionment of the price of each item included in the package.

                    8.6 The Licensee shall pay the license fee due
Licensor
          within five (5) business days following the end of each month based upon all sales consummated during such month. Each payment will be accompanied by a report prepared in requirements set forth in paragraph 10 below. Late payments shall be the subject of a service charge, for handling and processing the same, at one percent (1%) per month or portion thereof that such payment is past due; a payment shall be considered past due if not received by the Licensor by the tenth (10th) calendar day after the end of a calendar month.

                    8.7 No  license  fee  shall be  due  to
Licensor  with
          respect to the sale of Licensee's existing products which are similar in nature to Licensor's Products, and which are sold to
          Licensee's customer under Licensee's name alone, except as herein specifically provided.

                    8.8 Should Licensee be unable to collect on its
invoice
          with respect to  the sale of  a Licensed Product  within
six  (6)
          months of submission of said invoice, Licensee will be entitled to a credit for the license fee previously paid to Licensor with respect to said sale. Should Licensee subsequently collect monies with respect to said invoice, it will pay to Licensor a license fee on the net amount collected.

               9. Books and Records.

                    9.1 Licensee agrees to maintain complete, accurate and
          current books and records of all activities relating to the manufacture, purchase  and sale  of  the Licensed
Products.  The
          books and records shall contain such underlying details as are necessary to determine and verify the license fees due under this
          Agreement.

                    9.2 Licensee shall make  available to Licensor
and  its
          representatives  any   information   reasonably
requested   and
          necessary or useful to establish the accuracy of the books and records or to determine the amount of license fees due. Upon
          Licensor's request and at its expense, Licensee will provide copies of such information.

                    9.3 Licensee agrees to maintain such books and records
          for a period of no less than four (4) years following the fiscal year to which they pertain.

               10. Reports and Audit.

                    10.1 Licensee will submit to Licensor by the 5th
          business day following the end of each month a complete report setting forth:

                         (a) the gross and net sales price, and net
rental
          payments, with respect to all  Licensed Products sold
during  the
          month,  including  an  itemization  of  deductions
pursuant   to
          paragraph 8.2 above; and

                         (b) the net license fee due.

                    10.2 In  the event  Licensor requests  an audit
by  an
          independent accountant selected by Licensor to certify as
to  the
          payments and reports  made by Licensee,  the cost  of
such  audit
          shall be borne by Licensor. If  such audit reveals a
discrepancy
          in excess of five  percent (5%) of total  net sales
reported  for
          the period(s) in question,  Licensee shall pay  the cost
of  such
          audit as  well as  the additional  license  fee due  and
payable
          (including service charges for  late payment) within
twenty  (20)
          days  following   written  notice   of  such
discrepancy.   Any
          discrepancy in Licensee's favor shall be remitted by Licensor to
          Licensee within twenty (20) days following completion of the audit.



               11. Sales Activities and Service.

                    11.1 During the term of this Agreement,
Licensee shall
          promote and sell the Products diligently and in good faith in a manner calculated to maximize the sales thereof.

                    11.2 Licensor shall promptly supply Licensee with its
          current sales literature relating to the Products.

                    11.3 In the event Licensor should be unwilling or
          unable to manufacture any one or more of the Products, it shall refer all prospective customers, inquiries and orders for the purchase of such Products to Licensee.

                    11.4 Licensor shall be responsible for all warranties
          and customer service on Products sold by it. Licensee shall be responsible for all warranties and customer service on Products sold by it.

               12. Warranties.

                    12.1 Licensor warrants that it is the owner of the data
          and that it is entitled to license Licensee hereunder.

                    12.2  Licensee  agrees  to  manufacture  the
Products
          utilizing Licensor's data  or enhancements  thereto, and
further
          warrants  that  the  workmanship  and  quality  of  the
Products
          manufactured  will  be   comparable  to   or  exceed
Licensor's
          workmanship and quality.

                    12.3 Licensee agrees to extend equipment
warranties  to
          purchasers of  Products manufactured  by  Licensee on
terms  and
          conditions which equal or exceed Licensor's warranty as
set forth
          in Exhibit ``                       C'' attached hereto
and incorporated herein.

               13. Patent Protection.

                    13.1  Licensor  does  not  have  any  current
 patents
          covering its data.

                    13.2 Licensor and Licensee agree with respect to any
          future developments that all costs, fees and expense directly or indirectly incurred or assessed to prosecute to completion any patent applications filed during the term of this Agreement shall be borne by the party responsible for the invention and shall be the sole property of said party.

                    13.3  Licensee  shall  not  be  entitled  to
use   any
          enhancements, inventions, innovations, methodology or other data hereafter developed by Licensor with respect to the Products.

                    13.4  Licensor  shall  not  be  entitled  to
use   any
          enhancements, inventions, innovations, methodology or other data developed by Licensee with respect to the Products.

               14. Infringment and Litigation.

                    14.1 Licensor will promptly notify Licensee of any
          infringement of the data or trademarks licensed hereunder and shall, at its own expense, take any action necessary to end such infringment and prosecute claims for damages, and Licensor shall be entitled to receive any recovery resulting therefrom.
Licensee
          shall have the right, at its option, to join Licensor in the prosecution of any action to enjoin such infringment or any claim for damages, in which case the parties shall share equally in the expenses and each shall be allocated its proportionate share of the recovery resulting from such action or claim. If the Licensor for any reason fails to commence or prosecute any such action against an infringer, Licensee shall have the right to bring such action on its own behalf, in which action the Licensor agrees to cooperate, and the Licensee shall be entitled to receive the entire recovery resulting therefrom.

                    14.2 Each party shall promptly notify the other in
          writing in the event that a third party shall bring claim of infringement by the Licensed Products against the Licensor or
          Licensee, either in the United States or in any foreign country.
          If the alleged infringement is so substantial as to threaten the competitive position of Licensee and/or Licensee is enjoined from exercise of its license hereunder, in either such case, Licensor will defend against such claim and/or obtain a license to permit
          Licensee to exercise its license free of such claim.

               15. Disclaimer of Liability.

                    15.1 The Licensor shall not have any liability for any
          of the Products manufactured and sold by the Licensee pursuant to this License. Licensee shall indemnify, defend and hold the
          Licensor harmless from and against any claim, demand, cost, loss, damage and expenses, including attorneys' fees, caused by or arising from workmanship or material of any of the Products manufactured or sold by the Licensee.

                    15.2 The Licensee shall not have any liability for any
          of the Products manufactured and  sold by the Licensor.
Licensor
          shall indemnify, defend and hold the Licensee harmless from and against any claim, demand, cost, loss, damage and expenses, including attorneys' fees, caused by or arising from workmanship or material of any of the Products manufactured or sold by the
          Licensor.


               16. Termination

                    16.1 This Agreement may be terminated by Licensee upon
          default or breach by Licensor by giving Licensor written notice of intention to so terminate, which notice shall specify the default or breach. Such termination shall become effective sixty
          (60) days following receipt of such notice, providing such default or breach is not cured by Licensor prior thereto.


                    16.2 Licensor  may terminate  this Agreement
upon  the
          occurrence of an event  of default as  defined in
paragraph  16.3
          hereof.

                    16.3 ``                           Event of
Default'' shall mean:





                         (a) failure of  Licensee to make  any
payment  due
          Licensor hereunder within fifteen (15) days after the date such payment shall be due;

                         (b)  an  other  breach   or  default
under   this
          Agreement provided that Licensee shall not have cured such breach or default within thirty (30) days after receipt from Licensor of notice thereof;

                         (c)  admission  by  Licensee  in  writing
of  its
          inability to meet its debts as they become due;

                         (d) the making by Licensee of any
composition with
          its creditors or a general assignment for the benefit of its creditors;

                         (e)  the   commencement   of  any
voluntary   or
          involuntary bankruptcy, insolvency, reorganization, liquidation, or suspension of payments, proceedings involving Licensee and the same not being dismissed within thirty (30) days after the date of commencement; and

                         (f) other than by  reason of death or
disability,
          the failure of Harold L. Lunick either to remain as the Chief
          Executive Officer of Licensee, or alternatively to be directly or indirectly in control of Licensee.

               17. Option to Terminate.

                    17.1 Licensor shall have  the option to
terminate  this
          Agreement effective March 31st of any year, upon sixty
(60)  days
          written notice, if Licensee has failed to pay during the
          preceding year the following Minimum License Fee:





               During the Calendar Year   Minimum License Fee
Required

                    1993                          $160,000.00
                    1994                          $200,000.00
                    1995                          $300,000.00
                    1996 and thereafter           $400,000.00

                    17.2 To the  extent Licensee has  paid License
Fees  in
          any year  in excess  of the  Minimum License  Fee
Required,  said
          excess will be treated as if paid in the following year.

                    17.3 Should Licensor exercise its option hereunder,
          this Agreement will be deemed to have terminated by reason of
          Licensee's default; provided, however, that Licensee may remedy its default, and retain all of its rights hereunder, by paying to
          Licensor within said sixty (60) day period a sum which when added to the License Fees actually paid during the year equals the
          Minimum License Fee Required for said year.

               18. Rights After Termination.

                    18.1 In the event of termination of this
Agreement,  as
          a result of Licensee's default,  all rights and licenses
granted
          to Licensee hereunder  shall cease, and  Licensee shall
cease  to
          use all  Data supplied  by Licensor  hereunder, other
than  data
          which is in  the common domain,  which was  utilized by
Licensee
          prior to this license or which was developed
independently of the
          Data by Licensee since the grant of this license. Any
provisions
          to the contrary  notwithstanding, Licensee shall  have
the  right
          for one (1)  year from the  date of termination  to
complete  the
          manufacture and sale  of those  Licensed Products  which,
at  the
          time of termination, are in the course of production and
to  sell
          or dispose  of  all  Licensed Products  then  in  its
inventory;
          provided that Licensee shall pay to  Licensor all fees
due or  to
          become  due  thereon  in  accordance  with  the  terms
of   this
          Agreement.

                    18.2 If, at the time of termination, Licensee has
          performed all of the obligations required of it hereunder, it will be entitled to continue to use the Data in the manufacture of products  that are  competitive  with the  Licensed
Products;
          provided said products are aesthetically different in appearance from, and incorporate enhancements, developed by Licensee and at its expense, to the underlying technology, efficiency and/or functions of, the Licensed Products as currently manufactured by
          Licensor.

                    18.3 Termination of this Agreement shall not relieve
          either party of any obligation to the other arising prior to such termination.

                    18.4 Upon termination (whether  upon expiration
of  the
          term hereof or  an Event of  Default) of this  Agreement,
in  the
          event  Licensee  shall  not  have  exercised  its  rights
 under
          paragraph 7.5 and  subject to the  provisions of
paragraph  17.1,
          Licensee shall  cease  use  of the  name  ``Tenney''
                                                          or
``Tenney
          Environmental''                         , or any variant
thereof for trademark  purposes,
          for trade name purposes, as the name or part of the name of any corporation, or for any other purpose whatsoever.

               19. Insurance. Licensee agrees to maintain in effect a
          products liability insurance policy in an amount not less than
          $3,000,000 covering all claims with respect to any products manufactured or sold within the terms of the license granted hereunder. The policy shall include Licensor as an additionally named insured. Licensee agrees to furnish a certificate of such insurance to Licensor on or before the date of the first sale or use of any products.

               20. Material Purchases.






                    20.1 Licensee shall order and purchase from Licensor
          raw materials, and partially manufactured materials, useable by it in manufacturing Licensed Products. The price at which said materials will be purchased will be equal to Licensor's invoice cost. To the extent materials have been partially manufactured,
          Licensee will pay Licensor its invoice cost of the materials plus
          Licensor's labor hours expended valued at Licensee's burdened labor rate.

                    20.2 Licensee agrees that it  will order not
less  than
          $500,000 of useable  materials from Licensor  within
ninety  (90)
          days of the execution of this Agreement, not less than forty percent (40%) of which will be ordered during the initial thirty
          (30) day period following the execution of this Agreement.
          Payment for such materials shall be  due within thirty
(30)  days
          after each shipment.

               21. Disclaimer of Agency. The Licensee is an independent
          contractor and nothing in this Agreement shall be construed to create an employer-employee, agency, joint venture or partnership relationship between the parties. Neither party has any right or authority to assume, create or incur any liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

               22. Enforcement. The failure of either party at any time or from time to time to enforce or require performance of any of the provisions of this Agreement, or to exercise any right or option herein set forth, shall in no way be construed to be a waiver of that or any other provision of this Agreement or to prevent or limit the right of such party thereafter to enforce each and every such provison in strict accordance therewith. No waiver by either party of any default of the other party shall be held to be waiver of any other or subsequent default.

               23. Notices. Any and all notices required or
permitted under
          this  Agreement  shall  be  in  writing  and  shall  be
sent  by
          registered mail,  or  by  other means  which  afford  the
sender
          evidence of delivery, to the respective parties at the
following
          addresses  unless  and  until   a  different  address
has   been
          designated by written notice to the other party:

                    Licensor:      Robert S. Schiffman, President
                                   Tenney Engineering, Inc.
                                   1090 Springfield Road
                                   Union, New Jersey 07083

                    Licensee:      Harold L. Lunick, President
                                   Lunaire Limited
                                   2121 Reach Road
                                   Williamsport, Pennsylvania 17701






               24.  Arbitration.  All   disputes  arising   under
and   in
          connection  with  this  Agreement,   or  the
interpretation   or
          enforcement thereof, shall be decided by one (1) arbitrator in an arbitration proceeding conforming to the rules of the American
          Arbitration Association applicable to commercial arbitrations.
          The arbitrator shall be chosen by agreement of the parties or, if they cannot agree, then the arbitrator shall be appointed by the
          American Arbitration Association. The arbitration shall take place in Trenton, New Jersey, and the decision of the arbitrator shall be conclusively binding upon the parties. Such decision shall be nonappealable and enforceable as a judgment in any court of competent jurisdiction. The cost of the arbitration shall be borne in accordance with the award of the arbitrator, otherwise the parties shall share the cost equally.

               25. Assignment. This Agreement shall not be assignable by
          either party without the prior written approval of the other party; provided, however, that Licensor or Licensee may assign any of its rights under this Agreement to any entity controlled by or affiliated with Licensor or Licensee, or any entity which is the successor by merger or purchase of substantially all the assets and business of Licensor or Licensee. To the extent assignable, this Agreement shall be binding upon and inure to the benefit of, the parties hereto, their successors and assigns.

               26. Governing Law. This Agreement shall be construed and
          enforced in accordance with the laws  of the State of New
Jersey
          except where federal laws of the United States and foreign countries are applicable and have precedence.

               27. Entire Agreement. This Agreement constitutes the
entire
          agreement and understanding between  the parties with
respect  to
          the  subject   matter  hereof   and  supersedes   all
prior   or
          contemporaneous agreements, understandings, representations and warranties of the parties. This Agreement may not be amended, modified, altered or any of its provisions waived, except in a writing signed by the parties against whom enforcement is sought.

               28. Mutual Representations. Each person who executes this
          Agreement on behalf of a corporate party represents and warrants that the necessary corporate authorization to enter into this
          Agreement has been obtained.

               29. Counterparts. This Agreement may be executed in one or more counterparts by one or all of the parties, each of which counterpart shall be an original and all of which together shall constitute a single agreement.

               IN WITNESS WHEREOF, intending to be legally bound hereby,
          the parties have caused this License Agreement to be executed on the day and year first above written.

                                        TENNEY ENGINEERING, INC.





                                        BY: s/Robert S. Schiffman

                                        ATTEST:

                                        LUNAIRE LIMITED

                                        BY: s/Harold L. Lunick

                                        ATTEST:







                                      EXHIBIT A

                    CATEGORIES OF ITEMS MANUFACTURED BY LICENSEE

           1.  Humidity with Altitude

           2.  AGREE (Advisory Group on Reliability of Electronic

               Equipment) with Vibration

           3.  AGREE with Humidity.

           4.  CERT (Combined Environmental Reliability Test)

           5.  Thermal Shock

           6.  Vibration with Altitude or Humidity

           7.  Space Simulation

           8.  Space Simulation Components, i.e., Shrouds, Platens,

               etc.

           9.  Explosion

          10.  Autoclave/Sterilizers

          11.  ESS (Environmental Stress Screening)

          12.  Multi-Stage Refrigeration Systems

          13.  Vapor Recovery Systems

          14.  Refrigerant Recovery Systems

          15.  Sand & Dust

          16.  Salt Spray

          17.  Cooling Air Simulators

          18.  Cascade Baths

          19.  Heat Flux Simulator

          20.  Solar Simulators

          21.  Motion Simulators

          22.  HAST (Highly Accelerated Stress Test)






                                       EXHIBIT B

               TRADEMARKS OTHER THAN ``TENNEY'' RELATING TO
PRODUCTS,
                       SOME OF WHICH MAY NOT BE IN CURRENT USE


          TEMPGARD

          BENCHMASTER

          MICROTENN

          COMPROTENN

          TENNTROL

          VIDEOTENN

          VACTENN

          DIGITENN

          VERSATENN

          RELIATEMP

          RELIALAB

          HERMETICOOL

          VAPOR-FLO





                                      EXHIBIT C

                 WARRANTIES TO PURCHASES OF PRODUCTS MANUFACTURED
BY
                                      LICENSEE

           (See annexed domestic and international warranty certificates)





                                EXHIBIT (10) g. (ii)


                              LEASED EMPLOYEE AGREEMENT

                                   LUNAIRE LIMITED

                                         and

                              TENNEY ENGINEERING, INC.



               This Agreement                 This Agreement
          This Agreement entered into this 18th day of December, 1992,

          by  and  between  LUNAIRE  LIMITED
      LUNAIRE  LIMITED                             LUNAIRE
LIMITED,  a  Pennsylvania  corporation

          (``            ``            ``             Lunaire
       Lunaire             Lunaire''                    ''
           '') having an address at 2121 Reach Road, Williamsport,

          Pennsylvania 17701  and TENNEY ENGINEERING,  INC.
                           TENNEY ENGINEERING,  INC.
                    TENNEY ENGINEERING,  INC., a  New Jersey

          corporation (``                        ``
        ``Tenney                          Tenney
       Tenney''                                ''
              '') having  an address  at 1090  Springfield

          Road, Union, New Jersey 07083.


               Concurrently with the execution of this Agreement, Lunaire and Tenney have entered into a License Agreement of even date

          (the ``License Agreement ''), under which Tenney is licensing

          Lunaire to manufacture and sell certain Tenney products. By reason of said License Agreement, Lunaire is making a significant financial commitment, including acquiring additional space,

          additional  personnel  and  additional  equipment,  as
well   as

          committing  to  the  license   fee  payable  under  the
 License

          Agreement.


               Lunaire has expressed its willingness to enter into the

          License Agreement only  if the  services of  Robert S.
Schiffman

          (``             Schiffman'') and  such other  employees
of  Tenney  as may  be

          needed by Lunaire, are made available to it on a part-time basis.

          Lunaire considers such services essential to its successful exploitation of the License Agreement, in view of Schiffman's broad technical and marketing expertise and the technical and manufacturing expertise of other Tenney personnel.


               This Leased Employee Agreement is entered into as an

          inducement to Lunaire  to enter  into the  License
Agreement  and

          represents an integral part of said License Agreement.


               In consideration of these premises and the mutual promises herein contained, the parties agree as follows:


               1. Tenney agrees to provide to Lunaire, and Lunaire agrees to engage, the services of Schiffman for a maximum of 24 hours during the period from the date hereof through December
31, 1992,

          and thereafter approximately 180 hours in each calendar quarter of the term, said days to be those reasonably requested by

          Lunaire. In order to permit Schiffman to plan his schedule,

          Lunaire will provide Schiffman  with a minimum  of five
(5)  days

          notice as to his assignments, it being understood that Lunaire shall reschedule any assignment on account of any conflicting prior commitments of Schiffman of which it is notified by

          Schiffman and shall agree to any other reasonable requests of

          Schiffman for rescheduling the assignments. All travel time of

          Schiffman to and from any assignment at a place more than fifty

          (50)  miles  from  Tenney's   above  stated  address
(any   such

          assignment, whether relating to Schiffman or other employee of

          Tenney,  being   hereinafter   referred   to   as   a
``Distant

          Assignment''                      ) shall be charged
against such maximum. In  no event

          shall Schiffman be required hereunder to spend more than five (5)





          days of any ten (10) day period at any Distant Assignment without his prior consent.


               2. With respect to all other personnel, Lunaire will

          designate that individual or those individuals whose services it wishes to utilize and Tenney agrees to provide the services of said individuals. The parties agree to utilize a good faith effort to accommodate the reasonable needs of each other.



               3. With respect to Schiffman and all other employees

          provided  pursuant  hereto,  Tenney   agrees  that  it
will   be

          responsible for the payment of all compensation, holidays,

          vacations, medical coverage, pension or other employee benefits,

          as well as FICA, federal and state unemployment taxes, workmen's compensation and other direct and indirect employee expenses.


               4. Tenney will file all required federal and state reports and returns with respect to all personnel which it provides to

          Lunaire.


               5.   Lunaire agrees to pay to Tenney as follows:


                    (a)  With respect to Schiffman, the sum of
$10,000  for

          each calendar month or part thereof included in the period from

          January 1, 1993 through the end of the term hereof, to be paid by

          Lunaire on or before the 25th day each such month, provided,

          however, that Lunaire may discontinue such payments with respect to all calendar months commencing after (i) the death of

          Schiffman,  or  (ii)  the  end  of  any  period  of
ninety  (90)

          consecutive days during all of which days Schiffman shall be unable to perform required services hereunder. In addition,

          Lunaire agrees to pay to Tenney the sum of $4,000,000 in respect of the period from the date hereof through December 31, 1992.



                    (b)  With  respect  to   other  personnel,  an
 amount

          equivalent to 140% of the employee's daily salary/hourly wage,

          plus any overtime incurred, for each day worked, said sum to be billed by Tenney weekly, and to be paid by Lunaire within seven

          (7) days of receipt of Tenney's invoice.



               6. Lunaire will reimburse Tenney for all reasonable

          travel, food, and lodging expenses incurred by Tenney personnel in connection with any Distant Assignment, said charges to be billed by Tenney monthly, without markup, and to be paid by

          Lunaire within seven (7) days of receipt, provided, however, that any travel in Tenney or employee owned or leased vehicles shall be charged at the rate prescribed by the Internal Revenue
Service

          then prevailing.


               7. The term of this Agreement with respect to all Tenney

          personnel shall be for a period commencing the date hereof and ending December 31, 1996.


               8. Tenney will not be in default hereunder should any of

          its personnel no longer  be in its employ  in the future.
In  the

          event Tenney plans to discharge or lay off any of its current personnel, it will advise Lunaire of such plans, so that Lunaire might have an opportunity to explore the possible employment of said individual directly.


               9. Should Tenney personnel serving hereunder be involved

          in an accident, Tenney will promptly advise Lunaire thereof by

          FAX as soon as relevant details become available to Tenney.


               10. This Agreement will be construed and enforced in

          accordance with the laws of the State of New Jersey, except where federal law has precedence.


               11. This Agreement represents the entire understanding

          between the parties with respect to the subject matter hereof,

          and any modification or amendment hereof shall be effective only if in writing executed by both parties.


               12. All disputes arising under and in connection with this

          Agreement, or the interpretation or enforcement thereof, shall be decided by one (1) arbitrator in an arbitration proceeding conforming to the rules  of the American Arbitration
Association

          applicable to commercial arbitrations. The arbitrator shall be chosen by agreement of the parties or, if they cannot agree, then the arbitrator  shall be  appointed by  the American
Arbitration

          Association. The arbitration shall take place in Trenton, New

          Jersey, and the decision of the arbitrator shall be conclusively binding upon the parties. Such decision shall be nonappealable and enforceable as a judgment in any court of competent

          jurisdiction. The cost of the arbitration shall be borne in accordance with  the  award  of  the  arbitrator;
otherwise  the

          parties shall share the cost equally.


               IN WITNESS WHEREOF, intending to be legally bound hereby,

          the parties have duly signed this Agreement the day and year first above written.



                                        LUNAIRE LIMITED
                             LUNAIRE LIMITED
                  LUNAIRE LIMITED



                                        BY: s/Harold L. Lunick
                                    BY: s/Harold L. Lunick
                                BY: s/Harold L. Lunick



                                        TENNEY ENGINEERING, INC.
                                      TENNEY ENGINEERING, INC.
                                    TENNEY ENGINEERING, INC.



                                        BY: s/Robert S. Schiffman
                                       BY: s/Robert S. Schiffman
                                      BY: s/Robert S. Schiffman





                                EXHIBIT (10) g. (iii)


                                EMPLOYMENT AGREEMENT

                              TENNEY ENGINEERING, INC.

                                         and

                                 ROBERT S. SCHIFFMAN


               AGREEMENT entered  into on  the 18th  day of
December  1992

          between TENNEY ENGINEERING, INC., a corporation organized under the laws of the State of New Jersey (hereinafter called the

          ``            Company'') and ROBERT S. SCHIFFMAN (herein
after referred to as

          ``            Schiffman'').



                                W I T N E S S E T H :



               WHEREAS, Schiffman has been employed  by the Company
for  27

          years and has been its chief executive officer for nine
(9) years

          and

               WHEREAS,  the   Company   contemplates
discontinuing   the

          manufacture of environmental test chambers at its Union, New

          Jersey facility within three months of the date of this Agreement and it has entered into a license agreement with LUNAIRE
LIMITED

          (hereinafter called ``
Lunaire'') licensing Lunaire to manufacture

          environmental test chambers under the name Tenney, and Lunaire has insisted as a condition to entering into such license

          agreement that the Company provide to Lunaire the services of

          Schiffman through the end of 1996 and the Company and Lunaire have entered into an agreement dated December 18, 1992 (the





          ``            Agreement'') pursuant  to  which  the
Company  has  agreed  to

          provide to Lunaire the services of Schiffman for approximately

          180 hours per calendar quarter through December 31, 1996 for which the Company will be paid $10,000 per month, and

               WHEREAS, the Company desires to assure itself of Schiffman's services from the date hereof through the end of 1996 (the

          ``            Term'') the period that it is  obligated to
furnish Schiffman's

          services to Lunaire and to assure itself that he will continue to manage the affairs of the Company and its subsidiaries during such period including supervising the disposition of its Union,

          New Jersey manufacturing facility and obtaining of the necessary environmental clearance from the State of New Jersey to permit sale of such facility, and

               WHEREAS, Schiffman is willing to continue his employment

          with the Company for the Term and to provide to Lunaire the services which the Company has contracted to provide to it in accordance with the terms of the Agreement,

               NOW, THEREFORE, in consideration of their mutual promises

          herein contained and each intending to be legally bound hereby,

          the parties hereto agree as follows:

               1. The Company agrees to employ Schiffman in an executive

          capacity for the period beginning the date hereof and ending

          December 31, 1996;

               2. Schiffman shall serve the Company in an executive

          capacity and shall have such responsibilities, powers and duties as may from time to time be prescribed by the Board of Directors of the Company provided that such duties and responsibilities are substantially consistent with those of an executive officer.

          Schiffman acknowledges receipt of a copy of the Agreement and agrees on behalf of the Company to provide to Lunaire the

          services which Tenney has contracted to furnish to Lunaire during the Term.

               3. During the Term, Schiffman shall devote all reasonable

          efforts to the performance of his duties hereunder and to the promotion of the business and interests of the Company including the rendering on behalf of the Company of services to Lunaire pursuant to the Agreement and will devote substantially all of his time to the performance of such duties.

               4. The Company agrees to pay Schiffman during the Term a

          salary of $200,000 per year, subject to such increases or

          decreases as the Company's Board of Directors may approve,

          payable in equal installments not less frequently than monthly but no decrease shall reduce such salary to less than at the rate of $200,000 per year.

               5. During the Term Schiffman shall be accorded the right

          to participate in any and all group insurance, stock option plans and accident, disability, sickness and hospitalization insurance,

          and all other plans for the benefit of the Company's officers which shall be in effect during the Term. During the Term

          Schiffman shall be provided with a leased or Company owned car comparable to the type of car which he has been furnished in the past. Schiffman shall be entitled to receive prompt reimbursement for reasonable expenses incurred by him in accordance with the policies and procedures of the Company for its executive officers in performing services hereunder including services provided to

          Lunaire under the Agreement, provided that he properly accounts therefor in accordance with Company policy.

               Schiffman shall be entitled to the number of vacation days in each calendar year determined by the Company from time to time for its senior executive officers, but not less than four weeks in any calendar year (prorated in any calendar year in which he is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which he is so employed). Schiffman will not be entitled to receive payment for vacation days not taken during a calendar year. He shall also be entitled to all paid holidays given by the Company to its executive officers.

               6. In the event that Schiffman shall, during the Term,

          fail to perform his duties hereunder owing to illness or

          disability, and such illness or disability shall continue for a period of more than six consecutive months, the Company shall have the right, by notice sent by registered or certified mail addressed to Schiffman at his residence or such other place as

          Schiffman shall designate  in writing,  to terminate
Schiffman's

          employment hereunder as of a date (not less than 30 days after the date of the sending of such notice) to be specified in such notice.*

          *If Schiffman's disability ceases and he is able to resume his employment, the Company shall re-employ him for the balance of the Term.





               7. This Agreement shall continue in full force and effect

          notwithstanding that the Company shall discontinue its business,

          and this agreement shall be enforceable against the successors and assigns of the Company, including any corporation or party which buys all of its stock or with which it merges or

          consolidates.

               8.   Any  dispute  or  controversy   arising  under
or   in

          connection with this agreement shall be settled exclusively by arbitration in Newark, New Jersey in accordance with the rules of

          the   American   Arbitration   Association   then   in
 effect.

          Notwithstanding the pendency of any such dispute or controversy,

          the Company will continue to pay Schiffman his full compensation in effect when the notice giving rise to the dispute was given and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

               9. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this agreement, which shall remain in full force and effect.

              10. This agreement may be executed in one or more

          counterparts, each of which shall be deemed to be an original but

          all  of  which  together  will   constitute  one  and
the   same

          instrument.





              11. This agreement constitutes the entire agreement between the parties hereto relating to the employment of Schiffman by the

          Company. This agreement may be modified, supplemented or amended only by and with the express, written consent of both parties

          hereto.  This  agreement   may  not  be   discharged
except   by

          performance or another agreement in writing.

              12. This agreement and the legal relations among the

          parties hereto shall be governed by and construed in accordance with the laws of New Jersey applicable to contracts made and to be performed in New Jersey.

               IN WITNESS WHEREOF, the parties hereto have caused these

          presents to be executed as of the day and year first above written.

                                        TENNEY ENGINEERING, INC.



                                        By: s/Saul S. Schiffman



                                            s/Robert S. Schiffman

          ATTEST:

          s/Frank E. Colgan





                                EXHIBIT (10) g. (iv)


                                CONSULTING AGREEMENT

                                   LUNAIRE LIMITED

                                         and

                                 ROBERT S. SCHIFFMAN


               This Agreement                 This Agreement
          This Agreement entered into this 18th day of December, 1992,

          by and between LUNAIRE LIMITED (
 LUNAIRE LIMITED (                          LUNAIRE LIMITED (``
                                       ``
                 ``
Lunaire                                            Lunaire
                                   Lunaire''
                            ''
              '')
    )                                                      ) having
an address at

          2121  Reach  Road,  Williamsport,  Pennsylvania  and
ROBERT  S.
        ROBERT  S.
                ROBERT  S.

          SCHIFFMAN (           SCHIFFMAN (           SCHIFFMAN (``
                    ``                      ``Schiffman
            Schiffman                        Schiffman''
                      ''                                 '')
                             )
)  having an  address  at  25  Far  Brook

          Drive, Short Hills, New Jersey 07078.



               Concurrently with the execution of this Agreement, Lunaire has entered into a License Agreement  (the ``License
Agreement'')

          of even date  with Tenney Engineering,  Inc. (
                                             (
                                   (``
                            ``
                    ``Tenney
                    Tenney
                  Tenney''
                        ''
                        '')
                           )
                            ). As an

          integral part of the License Agreement, the parties also entered into a Leased  Employee Agreement of  even date. This
Consulting

          Agreement is entered into as an additional inducement to Lunaire to enter into the License Agreement.



               It is the purpose of this Agreement to provide
Lunaire  with

          additional assurances that Schiffman will be available to Lunaire to provide technical and marketing assistance during the next four (4) years.



               In  consideration  of  these   premises  and  the
promises

          contained herein, the parties agree as follows:







               1. In the event Schiffman ceases to be in the employ of

          Tenney, Schiffman agrees to provide on a consulting basis such technical and marketing services as may be requested of him by

          Lunaire or required under the terms hereof in his capacity as an independent contractor, and not as an employee of Lunaire.



               2.   Lunaire shall  have the  option of  engaging
Schiffman

          hereunder by  giving  him  notice  within  thirty  (30)
days  of

          Lunaire's receipt of notice from Tenney or from Schiffman, that

          Tenney will no longer be in a position to provide his services under the Employee Lease Agreement referred to above.



               3. In the event that Tenney shall be legally barred from

          providing  or  otherwise  unable  to  provide  the
services   of

          Schiffman to  Lunaire under  said  Leased Employee
Agreement  by

          operation of law or by reason of any bankruptcy or insolvency proceeding, any dissolution of Tenney, or the judgment, decree or order of any court or administrative agency of competent

          jurisdiction, then, upon the occurrence of any such event
Lunaire

          shall engage the services of Schiffman.



               4. The term of this Agreement shall commence as of either

          the date on which Lunaire sends the notice to Schiffman under paragraph 2 hereof or the date of the occurrence of an event described in paragraph 3 hereof, whichever is the first to occur,

          and shall end the earliest to occur of (a) December 31, 1996, (b)





          the death of Schiffman, (c) the end of any period of
ninety  (90)

          consecutive days during all of which days Schiffman is unable to perform required services hereunder, or (d) termination of the

          License Agreement for any reason.



               5. Schiffman agrees to make himself available to Lunaire

          for approximately of 180 hours in each calendar quarter of the term (such number of hours to be apportioned in the case of any partial calendar quarter included in the term), said days to be those reasonably requested by Lunaire. In order to permit

          Schiffman to plan  his schedule, Lunaire  will provide
Schiffman

          with a minimum of five (5) days notice as to his assignments, it being understood that Lunaire shall reschedule any assignment on account of any conflicting prior commitments of Schiffman of which it is notified by Schiffman and shall agree to any other

          reasonable   requests   of   Schiffman   for
rescheduling   the

          assignments. All travel time of Schiffman to and from Schiffman's above stated address (any such assignment being hereinafter

          referred to as a ``                             Distant
Assignment'') shall be charged against

          such maximum. In no event shall Schiffman be required hereunder to spend more than five (5) days of any ten (10) day period at an

          Distant Assignment without his prior consent.



               6. Lunaire shall pay Schiffman the sum of $10,000 for each calendar month, or part thereof, included in the term hereof,

          within seven (7) days after the end of each such month.





               7. Lunaire will reimburse Schiffman for all reasonable

          travel, food, and lodging expenses incurred by Schiffman in connection with any Distant Assignment, said charges to be billed by Schiffman monthly and to be  paid by Lunaire within
seven  (7)

          days of receipt, provided, however, that any travel in vehicles owned or leased by Schiffman shall be charged at the rate

          prescribed by the Internal Revenue Service then prevailing.



               8. Schiffman agrees and acknowledges that all information

          which  he   obtains  concerning   Lunaire,  its
finances,   its

          technology, its marketing and its manufacturing techniques, to the extent confidential or otherwise unique to Lunaire, will be held as confidential by him for the period during which he is a consultant  to  Lunaire  and  for  a  period  of  two
(2)  years

          thereafter. Schiffman agrees that he will not, directly or indirectly, use or disclose such information to others.



               9. This Agreement will be construed and enforced in

          accordance with the laws of the State of New Jersey.



              10. This Agreement represents the entire understanding

          between the parties hereto, and any modification or amendment hereof shall be effective only if in writing executed by both parties.





              11. Should Schiffman be involved in an accident, Schiffman,

          if able to do so, will promptly advise Lunaire thereof as soon as practicable.



              12. All disputes arising under and in connection with this

          Agreement, or the interpretation or enforcement thereof, shall be decided by one (1) arbitrator in an arbitration proceeding conforming to the rules  of the American Arbitration
Association

          applicable to commercial arbitrations. The arbitrator shall be chosen by agreement of the parties or, if they cannot agree, then the arbitrator  shall be  appointed by  the American
Arbitration

          Association. The arbitration shall take place in Trenton, New

          Jersey, and the decision of the arbitrator shall be conclusively binding upon the parties. Such decision shall be nonappealable and enforceable as a judgment in any court of competent

          jurisdiction. The cost of the arbitration shall be borne in accordance with  the  award  of  the  arbitrator;
otherwise  the

          parties shall share the cost equally.



               IN WITNESS WHEREOF,                  IN WITNESS
WHEREOF,                  IN WITNESS WHEREOF,  intending to be
legally bound  hereby,

          the parties have duly signed this Agreement the day and year first above written.

                                        LUNAIRE LIMITED
                             LUNAIRE LIMITED
                  LUNAIRE LIMITED



                                        BY:  s/Harold L. Lunick
                                     BY:  s/Harold L. Lunick
                                  BY:  s/Harold L. Lunick



                                        s/Robert S. Schiffman
                                   s/Robert S. Schiffman
                              s/Robert S. Schiffman





                                EXHIBIT (10) i. (ii)

                                 THIRD AMENDMENT TO
                             LOAN AND SECURITY AGREEMENT
                        (originally dated September 12, 1996)



               THIS THIRD AMENDMENT  TO LOAN AND  SECURITY
AGREEMENT  dated
          this         day  of May,  1997  is  made  by  and  among
TENNEY
          ENGINEERING, INC.,  a  New Jersey  corporation,  whose
principal
          place of business is located at 1090 Springfield Road,
Union, New
          Jersey (together  with its  successors and  assigns,
hereinafter
          referred to  as  ``Tenney''); DYNATENN,  INC.,  a
Massachusetts
          corporation, whose principal place of business is located
at  110
          Industrial Park Road, Hingham, Massachusetts 02043
(together with
          its successors  and assigns,  hereinafter referred  to as
``Dyna
          Tenn''                )  (Tenney   and   DynaTenn   are
 sometimes   hereinafter
          collectively referred to as the context may require as
the ``Co-
          Borrowers''                     );  and  SUMMIT  BANK,
a  banking   corporation  duly
          organized and validly existing under the laws of the State of New
          Jersey, whose principal  office is  located at  210 Main
Street,
          Hackensack, New Jersey 07061 (together with its successors and assigns, hereinafter referred to as the ``
                                     Bank'').

                                   R E C I T A L S

               A. Pursuant to a certain  Loan and Security
Agreement  dated
          September 12, 1996, as amended by that certain Amendment
to  Loan
          and Security Agreement dated as of February 20, 1997, and
further
          amended by that  certain Second  Amendment to  Loan and
Security
          Agreement dated as  of April 23,  1997 (together  with
all  other
          amendments  thereto  hereinafter  referred   to  as  the
 ``Loan
          Agreement''                     ), the Bank provided  the
Co-Borrowers with a  working
          capital line of credit in  the original maximum principal
amount
          of THREE HUNDRED  THOUSAND DOLLARS  ($300,000.00), which
maximum
          principal amount  was  subsequently  increased  to  FOUR
HUNDRED
          THOUSAND DOLLARS  ($400,000.00)  and  later  increased
to  SEVEN
          HUNDRED  FIFTY   THOUSAND  DOLLARS   ($750,000.00)
(hereinafter
          referred to  interchangeably as  the ``Line of  Credit''
or the
          ``            Loan'').

               B. The Loan is presently evidenced by a certain
Amended  and
          Restated Promissory  Grid  Note  dated April  23,  1997,
in  the
          original maximum  principal  amount of  $750,000.00
(hereinafter
          referred to as the ``
Note'').

               C. Pursuant to the terms of the Loan Agreement and the Note, the term of the Line of Credit expires on May 31, 1998.

               NOW  THEREFORE,  in  consideration  of  the  facts
 recited
          hereinabove and the payment  by the Co-Borrowers  to the
Bank  of
          the sum  of Ten  Dollars ($10.00)  and  other good  and
valuable
          consideration,  the   receipt  and   sufficiency  of
which   is





          acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

               1. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to  them in the Loan
Agreement,
          unless a different meaning is clearly required by the context hereof.

               2. A definition of  ``
       Eligible Receivables
Eligible Receivables                                     Eligible
Receivables ''
     ''                                                          ''
shall be  added
          and shall state:

          ``            Eligible Receivables '' means  and
includes  only  Receivables
          arising out of sales made by the Co-Borrowers in the ordinary course of its business to a Person who is not an Affiliate of the
          Co-Borrowers or controlled by an Affiliate of the Co-Borrowers, which are absolute and not contingent upon the fulfillment of any condition whatsoever. In addition, to be an Eligible
Receivable,
          a Receivable must satisfy ___
         all of the following criteria:


               (a) It must be a true and correct statement of a bona fide indebtedness incurred in the amount of the account for goods sold or leased and delivered to the account debtor obligated on such
          Receivable; and

               (b) no warranty with respect to such Receivable shall have been breached; and

               (c) the account debtor shall not have disputed liability
          with respect to such Receivable or made any claim with respect to any other Receivable due from such customer or account debtor to a Co-Borrower; and

               (d) the account debtor shall not have filed a petition for bankruptcy or reorganization under the Bankruptcy Code, nor shall any such petition under the Bankruptcy Code have been filed against the account debtor, nor shall the account debtor have made an assignment for the benefit of creditors, nor shall the account debtor have failed, suspended business operations, become insolvent, nor shall the account debtor have or suffered a receiver or a trustee to have been appointed for all or a
          significant portion of its assets or affairs, unless the Bank shall have specifically agreed that such Receivable is an
          Eligible Receivable in the reasonable exercise of its discretion;
          and

               (e) such Receivable shall not be more than ninety
(90)  days
          past original invoice date; and

               (f) such Receivable shall be owned solely by the Co-
          Borrowers free from any liens, security interests or other encumbrances, except liens, security interests and encumbrances in favor of the Bank; and





               (g) such Receivable shall not be covered by any financing
          statement filed on record in any recording office, except in favor of the Bank; and

               (h) the sale to the account debtor shall not have been on a bill-and-hold, guarantied sale, sale-and-return, sale on approval or assignment basis; and

               (i) the sale shall not have been to an account debtor
          outside of the United States nor to an account debtor which is the federal government or governmental agency or instrumentality thereof; and

               (j) the Bank shall believe, in its reasonable judgment, that collection of such Receivable is not insecure and that such
          Receivable will be paid by the account debtor in the ordinary course of business; and

               (k) such Receivable shall not be offset by a payable owed to the same party; and

               (l) not more than fifty percent (50%) of the Receivable
          shall be ineligible for any reason; and

               (m) such Receivable must not
                  not                                          not
arise out of, or in connection
          with, a sale or other transaction between the Co-Borrowers and an
          Affiliate; and

               (n) such Receivable shall account for less than twenty
          percent (20%) of the aggregate value of all Receivables;
and

               (o)  such  Receivable  shall  otherwise  be  deemed
to   be
          acceptable to the Bank in its sole discretion.

               3. A definition of ``
    ``                                   ``Receivables
                        Receivables
     Receivables''
''                                                '' shall be added
and shall
          state:

          ``            Receivables'' means and  includes (i)  all
existing  and future
          created  or  acquired  accounts   (as  defined  in  the
 Uniform
          Commercial Code of New Jersey (``UCC''
                             )); (ii) receivables; (iii)
          rights of any kind of the Co-Borrowers to receive payment for goods sold or leased or for services rendered in the ordinary course of its business; (iv) contract rights; (v) documents (as defined in the UCC); (vi) instruments (as defined in the UCC);
          (vii) patent rights; (viii) royalties; (ix) bills; (x) leases;
          (xi) rents; (xii) chattel paper (as  defined in the UCC);
(xiii)
          license rights; (xiv) rights to refund or indemnification; (xv)
          acceptances; and (xvi) tax refunds and other general intangibles of every kind or nature and all forms of obligations whatsoever owing, together with all instruments and all documents of title representing the foregoing and all rights in any merchandise or goods which any of the same may represent, together with all right, title, security, and guarantees with respect to each





          Receivable, including any right of stoppage in transit, and together with all Proceeds thereof.

               4. The  definition  of  ``
               Working Capital  Advances  Limit ''
          shall be amended to mean the lesser of (i) $750,000.00, or (ii)
          one hundred percent (100%) of Eligible Receivables.

               5. The Co-Borrowers hereby affirm that all representations and warranties made by them in the Loan Agreement, continue to be true, accurate, and complete as of the date of this Amendment, with the same effect as if such representations and warranties were made on the date hereof.

               6. Any and all Indebtedness and other Obligations of the Co-
          Borrowers thereunder are reaffirmed and reacknowledged hereby and thereby.

               7. From and after the execution hereof, all references to
          the ``Loan Agreement,'' whether or not defined as such, in the
          Loan Agreement or in any of the Loan Documents, shall be deemed to be references to the Loan Agreement as amended by this
          Amendment.

               8. This Amendment has been duly executed and validly
          delivered by the parties hereto, and constitutes the legal, valid, and binding obligations of the parties hereto, enforceable against them in accordance with its terms.

               9. Except to the extent  expressly amended hereby
(in  which
          case the terms hereof shall prevail) the various terms and provisions of the Loan Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date and year first written above.

          ATTEST:                            TENNEY ENGINEERING,
INC.
          (Corporate Seal)

          s/Martin Pelman                    By: s/Robert S.
Schiffman
          Martin Pelman, Asst. Secretary     Robert S. Schiffman,
President

                                             DYNATENN, INC.


          s/Martin Pelman                    By: s/Robert S.
Schiffman
          Martin Pelman, Asst. Clerk         Robert S. Schiffman,
                                             Chief Executive
Officer

                                             SUMMIT BANK

                                             By: s/Pete J. Kaznoski

                                             Pete J. Kaznoski,
                                             Assistant Vice
President





                                EXHIBIT (10) i. (iv)

                                AMENDED AND RESTATED
                                PROMISSORY GRID NOTE
                        (originally dated September 12, 1996)


          UP TO $750,000.00                  Westfield, New Jersey
                                             April 23, 1997


               FOR VALUE RECEIVED, TENNEY ENGINEERING, INC., a
corporation
          duly organized and validly existing under  the laws of
the  State
          of New Jersey,  having its principal  office at 1090
Springfield
          Road, Union, New Jersey 07083  (together with its
successors  and
          assigns, hereinafter  referred to  as  ``
                                   Tenney'') and  DYNATENN,
          INC., a corporation duly organized and validly existing
under the
          laws of the State of  Massachusetts, having its principal
office
          at [110  Industrial  Park  Road,  Hingham,  Massachusetts
02043]
          (together with its successors  and assigns, hereinafter
referred
          to  as  ``                    Dyna  Tenn'')  (Tenney  and
DynaTenn  are  hereinafter
          referred to collectively as the  ``
                       Co-Borrowers'') hereby jointly
          and severally  promise to  pay to  the order  of SUMMIT
BANK,  a
          banking corporation duly organized and validly existing under the laws of the State of New Jersey, having its principal office at
          210 Main Street, Hackensack, New Jersey 07601 (together with its successors and assigns, hereinafter referred to as the ``Bank'')
          on the earlier of (i) May 31, 1998, or (ii) the Termination Date, the  principal  sum  of  SEVEN  HUNDRED  FIFTY  THOUSAND
DOLLARS
          ($750,000.00), or, if less, then the aggregate unpaid principal amount of all Working Capital Advances made by the Bank to the
          Co-Borrowers pursuant to Section 2.1 of the Loan and Security
          Agreement, as amended, in  lawful money of  the United
States  of
          America, in immediately available funds, and to pay interest thereon, in like funds, at a fluctuating interest rate equal, at any time and from time to time, to one and three quarters percent
          (1.75%) over the Bank's Floating Base Lending Rate per annum.
          THIS NOTE AMENDS, RESTATES, SUPERSEDES, AND REPLACES THAT
CERTAIN
          NOTE DATED SEPTEMBER 12, 1996 EVIDENCING  A LOAN IN THE
ORIGINAL
          PRINCIPAL AMOUNT NOT TO EXCEED THREE HUNDRED THOUSAND
DOLLARS AND
          NO CENTS ($300,000.00), AS AMENDED  BY THAT CERTAIN
AMENDMENT  TO
          PROMISSORY NOTE DATED AS OF FEBRUARY 20, 1997.

               Capitalized terms used but not defined in this Note shall
          have the means ascribed to them in that certain Loan and Security
          Agreement dated on September 12, 1996, as amended pursuant to a certain Amendment to Loan and Security Agreement dated on the date hereof, by and among the Co-Borrowers and the Bank, which is hereby incorporated verbatim herein in its entirety and made part hereof, unless a different meaning is clearly required by the context hereof. This Note is the ``Note,'' as such term is defined in the Loan and Security Agreement, as amended.





               Interest on  the unpaid  principal  amount of  each
Working
          Capital Advance, at the  fluctuating rate described
hereinabove,
          shall accrue from the date such  Working Capital Advance
is  made
          until the  principal  amount  thereof  shall  be  paid
in  full.
          Interest shall be payable monthly, in arrears, on the
first (1st)
          day  of  each  calendar  month,  commencing  May  1,
1997,   and
          continuing thereafter on the first (1st) day of each succeeding calendar month, through and including May 1, 1998.
Thereafter, on
          May 31, 1998, or, if earlier,  then on the Termination
Date,  all
          unpaid principal and accrued and unpaid interest hereon shall be due and payable in full. Interest hereon shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days. The Co-Borrowers shall be permitted to make
          discretionary principal payments against the Line of Credit without premium or penalty. Such principal payments shall be applied by the Bank in the manner specified in subsection
2.1(G)
          of the Loan and Security Agreement.

               The Bank shall maintain an account record of the amount of all Working Capital Advances made to the Co-Borrowers and
          payments of principal and interest made by the Co-Borrowers in connection therewith, which account record shall serve as prima facie evidence  of the  aggregate amount  of Outstanding
Working
          Capital Advances and accrued and unpaid interest thereon from time to time. The failure of the Bank to maintain such an account record upon the making of any Working Capital Advance or the payment of any principal or interest, however, shall not alter or impair the rights and remedies of the Bank if any Working
Capital
          Advance has actually been made or the rights and remedies of the
          Co-Borrowers in the event that a payment or principal or interest has been made in accordance with the provisions of the Loan and
          Security Agreement and this Note.

               The Co-Borrowers hereby irrevocably authorize and direct the
          Bank, on the date that any payment of principal or interest shall be due, to charge any account maintained by any Co-Borrower at the Bank for the full amount of such principal and interest.

               If the Co-Borrowers shall have failed to make any
payment of
          any installment of principal or  interest hereon within
ten  (10)
          days of its due date hereunder, then the Bank shall, in addition to and not to the exclusion of any of its other rights or
          remedies under the Loan Documents (including but not limited to the right to accelerate payment of this Note), be entitled to, and the Co-Borrowers shall jointly and severally pay to the Bank, a late charge equal to five percent (5%) of the overdue payment, but in any event not less than $25 or more than $2,500. Late charges assessed by the Bank are immediately due and payable.
          Payments shall be deemed to be made on the banking day upon which payment is received by the Bank; payments received after 3:00
          p.m. will be deemed received on the next banking day.

               Payment of the principal of and accrued interest on this
          Note is secured by a first priority security interest in the lien upon certain of the Collateral granted by the Co-Borrowers to the
          Bank pursuant to  the Loan and  Security Agreement.
Reference  is
          hereby made to the Loan and Security Agreement for a more
          complete description of the security for the repayment of
          principal and interest on this Note, the rights and Obligations of the Co-Borrowers in connection therewith, and other matters affecting the indebtedness evidenced by this Note.

               Upon the occurrence of an Event of Default, as defined in
          the Loan and Security Agreement, as amended, the principal amount hereof, together with accrued interest thereon, may become, or may be declared to be, immediately due and payable, in the manner, upon the conditions, and with the effect provided in said
          Agreement.

               The Co-Borrowers acknowledge that the Bank does not intend for the  aggregate principal  amount of  the Outstanding
Working
          Capital Advances  under  Section 2.1  of  the Loan  and
Security
          Agreement to exceed,  at any time,  the Working Capital
Advances
          Limit which is specifically defined in subsection 2.1(A) of the
          Loan and Security Agreement. Notwithstanding the foregoing, if, for any reason, the Bank should advance to the Co-Borrowers sums in excess of said Working Capital Advances Limit, then the Co-
          Borrowers agree that they will, immediately upon receipt of written notice from the Bank, jointly and severally repay the amount by which  the Outstanding Working  Capital
Advances  under
          Section 2.1  of  the  Loan and  Security  Agreement
exceeds  the
          Working Capital Advances Limit.

               This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

               The Co-Borrowers and any endorsers or guarantors of this
          Note hereby waive presentment, demand for payment, protest and notice of protest and all other demands and notices in connection with the payment and enforcement of this Note and consent to extensions of time in the payment of any moneys payable under this Note, or forbearance of their indulgence, without notice.

               The Co-Borrowers hereby waive trial by jury and consent to and confer personal jurisdiction upon the courts of the State of
          New Jersey, and expressly waive any objection as to venue in such courts, and agree that service of process may be made upon them by mailing a copy of the Summons by United States
Certified Mail,
          Return Receipt Requested, to the Co-Borrowers at their respective addresses. The Bank likewise waives trial by jury.

               IN WITNESS WHEREOF, the undersigned have caused this Note to be duly executed on the day and year first above written.


          ATTEST:                          TENNEY ENGINEERING, INC.

          (Corporate Seal)                 a New Jersey corporation






          s/Martin Pelman                  By: s/Robert S.
Schiffman
          Martin Pelman, Asst. Secretary   Robert S. Schiffman,
President


          ATTEST:                          DYNATENN, INC.
                                           a Massachusetts
corporation


          s/Martin Pelman                  By: s/Robert S.
Schiffman
          Martin Pelman, Asst. Clerk       Robert S. Schiffman
                                           Chief Executive Officer

          STATE OF NEW JERSEY)
                             )
          COUNTY OF UNION    )

               I CERTIFY  that  on April  23,  1997, ROBERT  S.
SCHIFFMAN,
          personally came before me and this person acknowledged under oath, to my satisfaction, that:

               (a) he signed, sealed and delivered the attached document as
          President of TENNEY ENGINEERING, INC., the corporation named in this document;

               (b) the proper corporate seal was affixed; and

               (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

                                 s/Robert E. Hakusa
                     A Notary Public of the State of New Jersey


          STATE OF NEW JERSEY)
                             )
          COUNTY OF UNION    )

               I CERTIFY  that  on April  23,  1997, ROBERT  S.
SCHIFFMAN,
          personally came before me and this person acknowledged under oath, to my satisfaction, that:

               (a) he signed, sealed and delivered the attached document as
          Chief Executive Officer of DYNATENN, INC., the corporation named in this document;

               (b) the proper corporate seal was affixed; and

               (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

                                 s/Robert E. Hakusa
                     A Notary Public of the State of New Jersey